Bernstein Strategic Decisions Conference May 30, 2018 Scott Kirby President Exhibit 99.1

Safe Harbor Statement Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally, including political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; competitive pressures on pricing and on demand; demand for transportation in the markets in which we operate; our capacity decisions and the capacity decisions of our competitors; the effects of any hostilities, act of war or terrorist attack; the effects of any technology failures or cybersecurity breaches; the impact of regulatory, investigative and legal proceedings and legal compliance risks; disruptions to our regional network; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; potential reputational or other impact from adverse events in our operations, the operations of our regional carriers or the operations of our code share partners; our ability to attract and retain customers; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; the impact of any management changes; our ability to cost-effectively hedge against increases in the price of aircraft fuel if we decide to do so; any potential realized or unrealized gains or losses related to any fuel or currency hedging programs; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; an outbreak of a disease that affects travel demand or travel behavior; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); industry consolidation or changes in airline alliances; our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; the costs and availability of aviation and other insurance; weather conditions; our ability to utilize our net operating losses to offset future taxable income; the impact of changes in tax laws; the success of our investments in airlines in other parts of the world; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Improving profitability remains top financial objective Primary focus areas: Strengthening and growing our domestic network Driving asset efficiency and productivity Remain committed to the long-term financial targets that we laid out on January 23rd 2018 target adjusted earnings per share previously raised to $7.00 - $8.50 from $6.50 - $8.501 $7.00 - $8.50 $11.00 - $13.00 Target adjusted earnings per share, diluted1 1 Excludes special charges and the impact of mark-to-market adjustments on equity investments, the nature of which are not determinable at this time. Accordingly, the company is not providing earnings guidance on a GAAP basis

Continuing to deliver top-tier operational performance in 2018 D:001 Completion factor1 1 Mainline operation 2 Source: Department of Transportation for 2015-2017 and masFlight for YTD 2018 Note: YTD 2018 includes data through May 28, 2018 Relative performance rank2 3 1 3 2 3 2 1 2

Commercial initiatives expected to create tailwinds Gemini Revenue Management system forecast rollout Segmentation improvements Basic Economy Premium Plus Network optimization IAH / ORD re-banking Driving higher connectivity at our hubs Product improvements Expansion of Polaris seat – average of one plane every 10 days New Polaris Lounges in EWR and IAH scheduled to open this summer, LAX later this year; SFO now open Wi-Fi and entertainment improvements Sales initiatives Focusing on domestic high-yield share United® Premium Plus SFO Polaris Lounge

We are improving the customer experience in 2018 Connections Additional wayfinding maps throughout terminals Informative messaging for connecting customers Boarding Testing new boarding process Better communications via gate displays and customer notifications Checked Bags Improved mishandled bag performance Bag tracking in the mobile app Better coordination with interline partners Communications Providing more information to employees and customers during flight delays >60 mins Improved automated messages

The U.S. airline industry is now generating consistent profits U.S. passenger airlines Pre-tax earnings Structural changes in the business and advanced thinking regarding airline economics have led to financial stability Source: U.S DOT Form 41 Data 2000-2013 averaged ~$4B annual pre-tax loss and negative (3%) pre-tax margin 2014-2017 averaged ~$19B annual pre-tax profit and 11% pre-tax margin Profit/(Loss)

Increased fuel price expected to be offset by revenue and commercial initiatives $7.00-$8.50 $6.50-$8.50 2018 target adjusted earnings per share, diluted1 1 Excludes special charges and the impact of mark-to-market adjustments on equity investments, the nature of which are not determinable at this time. Accordingly, the company is not providing earnings guidance on a GAAP basis

Despite run-up in fuel, remain committed to our adjusted EPS guidance targets $11.00 - $13.00 $7.00 - $8.50 Target adjusted earnings per share, diluted1 1 Excludes special charges and the impact of mark-to-market adjustments on equity investments, the nature of which are not determinable at this time. Accordingly, the company is not providing earnings guidance on a GAAP basis